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                     PROSPECTUS SUPPLEMENT -- MAY 14, 2010*

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Fund (prospectus date)                                                           Form #
RiverSource Diversified Bond Fund (10/30/09)                                     S-6495-99 AD
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Effective May 26, 2010, the description of the portfolio managers responsible for the Fund's day-to-day portfolio management, as described under the caption
"Fund Management and Compensation -- Investment Manager" is superseded and replaced as follows:

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Tom Murphy, CFA, Portfolio Manager

- Managed the Fund since 2003.

- Sector Leader of the investment grade credit sector team.

- Joined the investment manager in 2002.

- Managing Director and Portfolio Manager, BlackRock Financial Management, in 2002, and various positions at Zurich Scudder from 1992 to 2002.

- Began investment career in 1986.

- MBA, University of Michigan.

Colin J. Lundgren, CFA, Portfolio Manager

- Managed the Fund since May 2010.

- Senior Vice President and Head of Fixed Income.

- Joined the investment manager in 1986.

- Began investment career in 1989.

- BA, Lake Forest College.

Jennifer Ponce de Leon, Portfolio Manager

- Managed the Fund since May 2010.

- Vice President and Sector Leader of the high yield fixed income sector team.

- Joined the investment manager in 1997 as a Senior Credit Analyst covering high yield bonds.

- Began investment career in 1989.

- BA, Augustana College and MBA, DePaul University.

The fixed income department of the investment manager is divided into six specialized teams (sector teams), each focused on a specific sector of the fixed income market: liquid and structured assets, investment grade credit, high yield fixed income, leveraged debt group, global fixed income and tax exempt. Each sector team includes a portfolio manager or portfolio managers and several analysts that select securities and other fixed income instruments within the sector. The Fund's portfolio managers lead or are members of one of these sector teams and also serve on a strategy committee responsible for implementation of the Fund's overall investment strategy, including determination of the Fund's sector allocation and portfolio duration.

The rest of this section remains the same.


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S-6495-14 A (5/10)
* Valid until next update.